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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-101227) of Consolidated Edison Company of New York, Inc. of our report dated February 20, 2003 relating to the financial statements and financial statement schedule of Consolidated Edison Company of New York, Inc. which appears in this Annual Report on Form 10-K.




PricewaterhouseCoopers LLP


New York, NY
February 27, 2003